Exhibit 10.9

NSK HOTEL PTE. LTD.

80 Marine Parade Road #21-01 Parkway Parade Singapore

449269 Tel: (65) 6346 1959 Fax: (65) 6346 1970

Co. Reg. No. 198903358N

4th September 2024

T&T MEDICAL GROUP PTE LTD

181 Kitchener Road

#01-14 Novotel Singapore on Kitchener

Singapore 208533

Dear Sirs/Madams,

Tenancy Agreement dated 1st July 2024 in respect of #01-01 to 03 and #01-14 to 20

1.	We are writing to inform you that we have sold the property known as 181 Kitchener Road, Singapore 208533 situated at Lot No. 1445W of Town Subdivision 17, together with the building(s) and structure(s) thereon (the “Property”), to MIDTOWN PROPERTIES PTE. LTD. (LIEN 201910338D), a company incorporated in Singapore and having its registered office at 80 Marine Parade Road, #21-01 Parkway Parade, Singapore 449269 (the “Purchaser”), and the sale and purchase of the Property will be completed on 1 October 2024.

2.	We hereby give you notice that by a Deed of Assignment dated 11 July 2024 made between us and the Purchaser, we have assigned absolutely to the Purchaser, with effect from the completion of the sale and purchase of the Property (“Completion”), all the our rights, benefits and covenants under the Agreement, without prejudice to any rights, claims and remedies which we have or may have up to (and including) Completion.

3.	Please be informed that the security deposit of S$377,496.00 furnished by you under the Agreement have been transferred in full to the Purchaser and will be returned to you by the Purchaser in accordance with and subject to the terms of the Agreement

4.	Please pay all moneys payable under the Agreement to the Purchaser by way of account payee crossed cheque in favour of MIDTOWN PROPERTIES PTE. LTD with effect from 1 October 2024. If you are paying the rent to us by way of GIRO deductions, please notify your bank to make the necessary changes and note the Purchaser’s bank account particulars:

Account Name: MIDTOWN PROPERTIES PTE. LTD

Account No.: 602217184001

Name of Bank: OCBC

5.	This notice is irrevocable and may not be revoked, modified or varied without the consent in writing of the Purchaser. Should you have any queries concerning the above matter, please do not hesitate to contact the undersigned.

Yours faithfully

For and on behalf of

NSK HOTEL PTE. LTD.

Hazel Teo

VP Asset Management